UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 29, 2018

ADDVANTAGE TECHNOLOGIES GROUP, INC.
(Exact name of Registrant as specified in its Charter)

Oklahoma
(State or other Jurisdiction of Incorporation)

1-10799	73-1351610
(Commission file Number)	(IRS Employer Identification No.)

1221 E. Houston, Broken Arrow Oklahoma	74012
(Address of Principal Executive Offices)	(Zip Code)

(918) 251-9121
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General InstructionA.2. below):

□	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Incorporated by reference into this Item 1.01 is the description of the lease agreement described in Item 2.01 below.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 29, 2018, the Company closed the sale of its property located at 1221 E. Houston Street, Broken Arrow, Oklahoma,  74012 (the "Property"), which serves as the Company's headquarters, to David Chymiak, LLC, a company controlled by David Chymiak, the Chief Technology Officer, director and a substantial shareholder of the Company.  The sale was made pursuant to the terms of that certain Agreement for the Purchase and Sale of Real Estate dated as of October 5, 2018, as modified by that certain Addendum dated as of October 9, 2018 (the "PSA").
The purchaser paid a cash purchase price of $5 million for the Property.
At the closing, amendments to the PSA were entered into extending the closing date to November 29, 2018, and increasing the rental to be paid by the Company to the purchaser as landlord under the ten year lease entered into at closing.  The rental under the lease as executed by the parties at closing is $44,000 per month ($528,000 annually).
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith:
Exhibit 10.1 Exhibit 10.2 Exhibit 10.3 Exhibit 99.1

Addendum No. 2 to Agreement for Purchase and Sale of Real Estate dated as of October 31, 2018, between ADDvantage Technologies Group, Inc. as Seller and David Chymiak as Buyer.
Addendum No. 3 to Agreement for Purchase and Sale of Real Estate dated as of November 9, 2018, by and among ADDvantage Technologies Group, Inc. as Seller, David Chymiak as Original Buyer and David Chymiak, LLC as Buyer.
Lease Agreement dated as of November 29, 2018 between David Chymiak, LLC as Lessor and Tulsat, LLC as Lessee.
Press Release dated December 4, 2018, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDVANTAGE TECHNOLOGIES GROUP, INC.

Date: December 4, 2018

By: /s/ Scott Francis
Scott Francis
Vice-President & Chief Financial Officer

Exhibit Index

Exhibit Number	Description
Exhibit 10.1 Exhibit 10.2 Exhibit 10.3 Exhibit 99.1
Addendum No. 2 to Agreement for Purchase and Sale of Real Estate dated as of October 31, 2018, between ADDvantage Technologies Group, Inc. as Seller and David Chymiak as Buyer.
Addendum No. 3 to Agreement for Purchase and Sale of Real Estate dated as of November 9, 2018, by and among ADDvantage Technologies Group, Inc. as Seller, David Chymiak as Original Buyer and David Chymiak, LLC as Buyer.
Lease Agreement dated as of November 29, 2018 between David Chymiak, LLC as Lessor and Tulsat, LLC as Lessee.
Press Release dated December 4, 2018, issued by the Company.